                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                     September 24, 2003
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)

     Colorado                          0-11730                    84-1089377
--------------------              -------------------          ----------------
(State or other jurisdiction     (Commission File No.)          I.R.S. Employer
   of incorporation)                                          (Identification No.)

7001 Seaview Avenue, Suite 210, Seattle, Washington              98117
---------------------------------------------------         ------------
(Address of principal executive offices)                       (Zip Code)

                                (206) 297-6151
                           ------------------------
                    (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On September 30, 2003,  Darrell H. Hughes resigned as the President and the
Chief Executive  Officer of Cognigen to take the position as the Chief Operating
Officer for Business Computer Training Institute,  which is a regional leader in providing  entry-level  computer and business  training.  Mr.  Hughes  remains a director of Cognigen.

     On September 24, 2003,  Anthony T. Sgroi,  was appointed as Cognigen's  new
Chief Operating Officer. Mr. Sgroi also retains the position of the President of the Cognigen Resale Division to which he was appointed in April 2003.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     None

(b)  Pro Forma Financial Information

     None

(c)  Exhibits

     Exhibit 99 News Release issued by Cognigen Networks,  Inc. on September 30,
     2003

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On  September  30,  2003,  Cognigen  Networks,  Inc.  issued a news release announcing its audited financial results for the year ended June 30, 2003.

                                         SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  October 1, 2003             COGNIGEN NETWORKS, INC.

                                    By:   /s/ Gary L. Cook
                                          Gary L. Cook
                                          Senior Vice President,
                                          Chief Financial Officer and Treasurer

                                       EXHIBIT INDEX

      EXHIBIT NUMBER                      EXHIBIT
      --------------                      -------
            99                            News Release dated September 30, 2003